PAYROLL AND SOCIAL SECURITY TAXES PAYABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Current
Provision for vacation, bonus and others	$ 142,061	$ 177,631
Social security tax	49,585	43,199
Salaries	10,668	16,849
Cash-settled scheme	440	1,157
Directors fees	43	180
Other	598	424
TOTAL	203,395	239,440
Non current
Provision for vacation, bonus and others	2,358	4,363
Cash-settled scheme	0	824
TOTAL	$ 2,358	$ 5,187